Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, David N. Vander Ploeg, Executive Vice President and Chief Financial Officer of School Specialty, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of the undersigned:

1.	The Quarterly Report on Form 10-Q for the three months ended October 25, 2008 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of School Specialty, Inc.

Date: November 24, 2008

/s/ David N. Vander Ploeg
David N. Vander Ploeg
Executive Vice President and Chief Financial Officer

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by School Specialty, Inc. for purposes of Securities Exchange Act of 1934.